UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2018

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders (“Annual Meeting”) was held on February 21, 2018. Richard R. Cole, William E. Mayer and Gregory P. Schermer were elected as directors for three-year terms expiring at the 2021 annual meeting.

Votes were cast for nominees for director as follows:

	FOR	WITHHOLD	BROKER NON-VOTE
Richard R. Cole	22,276,349.921	8,762,710	12,837,714
William E. Mayer	22,332,406.921	8,706,653	12,837,714
Gregory P. Schermer	20,454,127.921	10,584,932	12,837,714

The stockholders ratified the selection of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2018 fiscal year, and votes were cast as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Ratify Selection of KPMG LLP	41,887,356.921	1,823,082	166,335	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Ronald A. Mayo

Date:	February 21, 2018	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer